UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 13, 2006
infoUSA Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of Principal Executive Offices)	68127 (Zip Code)
(402) 593-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Severance Agreement - Edward Mallin
Severance Agreement - Monica Messer
Severance Agreement - Fred Vakili
Severance Agreement - Stormy L. Dean

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On October 21, 2005, the Compensation Committee of the Board of Directors of infoUSA Inc. (the “Company”) authorized a review of the Company’s practices with respect to retention arrangements for executive officers. This review was conducted in light of concerns expressed by executive officers with respect to a potential change in control of the Company, the likelihood that competitors of the Company could seek to exploit the uncertainties arising from a potential change in control by recruiting key executives of the Company, and the Company’s recognition that the interests of the Company and its stockholders would be adversely affected by the departure of key executives or the distraction of the executives in the performance of their duties. As a result of such review, the Compensation Committee approved a form of Severance Agreement and on February 13, 2006, the Company entered into Severance Agreements with the following executive officers (the “Executives”): Edward Mallin, President of Donnelley Marketing Division; Monica Messer, Chief Operations Officer; Fred Vakili, Chief Administrative Officer; and Stormy L. Dean, Chief Financial Officer.
Each of the Severance Agreements provides that if the Executive’s employment is terminated either (i) by the Company for any reason other than Cause (as defined in the Severance Agreement), or (ii) by the Executive for Good Reason (as defined), the Company will make payments to the Executive at a rate equal to the Executive’s Total Compensation for a period from 6 months to 24 months, depending on the length of service completed by the Executive. In addition, if the Executive elects to continue health and/or dental insurance coverage under COBRA, the Company will pay the employer portion of the monthly premium until the Executive obtains substantially equivalent insurance coverage, but not for more than 12 months. “Total Compensation” means the Executive’s base salary as in effect at the time of termination, plus the average of the Executive’s annual bonus amount for the three calendar year preceding the year in which the Executive’s employment terminates.
If the Company becomes subject to a Change in Control (as defined) and within twelve (12) months after such Change in Control, the Executive’s employment is terminated either (i) by the Company for any reason other than Cause, or (ii) by the Executive for Good Reason, the Company shall pay to the Executive a lump sum based on the Executive’s Total Compensation. The amount of the lump sum will be from one time up to three times the Executive’s Total Compensation, depending on the length of service completed by the Executive, together with additional payments sufficient to compensate for certain federal excise taxes. In addition, if the Executive elects to continue health and/or dental insurance coverage under COBRA, the Company will pay the employer portion of the monthly premium until the Executive obtains substantially equivalent insurance coverage, but not for more than 12 months. Also, all shares of capital stock, stock options, performance units, stock appreciation rights, or other derivative securities of the Company held by the Executive at the time of termination will become fully vested and exercisable.
If the Executive’s employment terminates as a result of the Executive’s death or Disability (as defined), the Company shall pay the Executive’s accrued compensation through the termination date, and a pro rata portion of the Executive’s target bonus for the year in which termination occurs.

To receive any severance benefits, the Executive must execute a general release of all claims against the Company, and must refrain from competing with the Company and from soliciting the Company’s employees for a period of up to 12 months after the date of termination.
For purposes of the Severance Agreements, a Change in Control includes (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (iii) a change in the majority of the board of directors without the approval of the incumbent board; (iv) any incumbent director who beneficially owns more than twenty percent (20%) of the total voting power represented by the Company’s then outstanding voting securities involuntarily ceasing to be a director; or (v) any transaction as a result of which any person first becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing at least 15% of the total voting power represented by the Company’s then outstanding voting securities.
The foregoing description of the Severance Agreements is qualified in its entirety by reference to the text of the Severance Agreements, which are filed with this current report as Exhibits 10.1 through 10.4 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are furnished herewith:

	Exhibit 10.1	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Edward Mallin

	Exhibit 10.2	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Monica Messer

	Exhibit 10.3	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Fred Vakili

	Exhibit 10.4	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Stormy L. Dean

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA, Inc.
(Registrant)

Date: February 17, 2006	By:	/s/ STORMY L. DEAN Stormy L. Dean
Chief Financial Officer

EXHIBIT INDEX

(c)	Exhibits. The following exhibits are furnished herewith:

	Exhibit 10.1	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Edward Mallin

	Exhibit 10.2	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Monica Messer

	Exhibit 10.3	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Fred Vakili

	Exhibit 10.4	Severance Agreement dated February 13, 2006, between infoUSA Inc. and Stormy L. Dean